Supplement dated November 19, 2021
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2021,
Issued by Integrity Life Insurance Company
through its Separate Account I

This supplement provides new and additional information beyond that contained in the VAROOM prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to an ETF that is available for purchase through a Subaccount of your VAROOM variable annuity. Please retain this supplement for future reference.

The Vanguard Dividend Appreciation Index Fund (the “Fund”) recently changed its underlying index. Like its prior index, the Fund’s new underlying index consists of common stocks of companies that have a record of increasing dividends over time. Accordingly, effective immediately, the Fund’s description set forth in Part 3 – Your Investment Options is hereby deleted and replaced with the following:

Vanguard Dividend Appreciation Index Fund, ETF Shares
The Fund seeks to track the performance of the S&P U.S. Dividend Growers Index, which consists of common stocks of companies that have a record of increasing dividends over time.

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For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17101-2111